UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 05, 2025

MBX Biosciences, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42272	84-1882872
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11711 N. Meridian Street Suite 300
Carmel, Indiana		46032
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (317) 659-0200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	MBX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 5, 2025, MBX Biosciences, Inc. (the "Company") held its 2025 annual meeting of stockholders (the "Annual Meeting"). As further described under Item 5.07 below, the Company's stockholders approved the election of two Class I directors to serve for a three-year term ending at the annual meeting of stockholders to be held in 2028. Also effective as of June 5, 2025 was the departure of Carl L. Gordon, Ph.D., CFA from the Company's board of directors. Dr. Gordon served on the Company's board of directors since July 2020, and his term as a director concluded at the 2025 Annual Meeting.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on June 5, 2025. As of April 11, 2025, the record date for the Annual Meeting, there were 33,424,371 shares outstanding shares of the Company's common stock. The Company's stockholders voted on the following matters, which are described in detail in the Proxy Statement: (i) to elect two Class I director nominees, Tiba Aynechi, Ph.D. and P. Kent Hawryluk, to the Company's Board of Directors, each to hold office until the Company's 2028 annual meeting of stockholders and until their successors are duly elected and qualified, subject to their earlier death, resignation or removal ("Proposal 1") and (ii) to ratify the appointment of the Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025 ("Proposal 2").

The Company's stockholders approved the Class I director nominees recommended for election in Proposal 1 at the Annual Meeting. The Company's stockholders voted for Class I directors as follows:

Class I Director Nominee	For	Withhold	Broker Non-Votes
Tiba Aynechi, Ph.D.	24,328,105	1,662,096	1,788,025
P. Kent Hawrlyuk	24,412,560	1,577,641	1,788,025

The Company's stockholders approved Proposal 2 to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain	Broker Non-Votes
27,773,930	3,467	829	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MBX Biosciences, Inc.

Date:	June 6, 2025	By:	/s/ P. Kent Hawryluk
President and Chief Executive Officer (Principal Executive Officer)